UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2010

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 13, 2010, Ferrellgas Partners, L.P. (the “Company”) and its wholly-owned subsidiary Ferrellgas Partners Finance Corp. (together, the “Issuers”) completed their public offering of $280 million in aggregate principal amount of 8 5/8% senior unsecured notes due 2020 (the “Senior Notes”).  The Issuers will receive net proceeds from the offering of approximately $273.4 million, after deducting underwriting commissions and estimated expenses of the offering.  The Company intends to use the net proceeds from the offering to purchase their 8.75% senior notes due 2012 and to pay related costs and expenses, and to redeem any such notes that remain outstanding.  Pending such use, the Company will temporarily invest the proceeds.

The terms of the Senior Notes are governed by an Indenture dated as of April 13, 2010 (the “Indenture”), by and among the Issuers and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of April 13, 2010 (the “Supplemental Indenture”), by and among the Issuers and the Trustee.

The descriptions set forth above are qualified in their entirety by the Indenture and the Supplemental Indenture, including the form of the Senior Notes, which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

Item 8.01. Other Events.

On April 13, 2010, the Issuers closed their public offering of $280 million aggregate principal amount of Senior Notes under their Registration Statement on Form S-3 (Registration No. 333-157760). Legal opinions related to the Senior Notes are filed herewith as Exhibits 5.1 and 8.1 and are incorporated by reference herein.

On April 13, 2010, the Issuers issued a press release related to the closing of the Senior Notes offering.  A copy of the press release is filed herewith as Exhibit 99.1.

On April 13, 2010, the Company issued a press release related to the expiration of the early tender date for the Issuers’ outstanding 8.75% senior notes due 2012 and the Company’s purchase of tendered notes.  A copy of the press release is filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number     Description

4.1  Indenture dated April 13, 2010 by and among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp. and U.S. Bank National Association, as trustee.

4.2  First Supplemental Indenture dated April 13, 2010 with form of Note attached, by and among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp. and U.S. Bank National Association, as trustee.

5.1  Opinion of Greenberg Traurig, LLP.

8.1  Opinion of Greenberg Traurig, LLP as to tax matters.

23.1  Consent of Greenberg Traurig, LLP (contained in Exhibits 5.1 and 8.1 herewith).

99.1  Press Release of the Issuers dated April 13, 2010.

99.2  Press Release of the Company dated April 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

April 13, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

April 13, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

April 13, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

April 13, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director